UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                           --------------------

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             January 15, 1998
             Date of Report (Date of earliest event reported)

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                          Nabisco Holdings Corp.
          (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                        1-13556                    13-3077142
(Jurisdiction of Incorporation or   (Commission file number)  (I.R.S. Employer Identification
          Organization)                                                    No.)

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                                 Nabisco, Inc.
            (Exact Name of Registrant as Specified in its Charter)

            NEW JERSEY                       1-1021                     13-1841519
(Jurisdiction of Incorporation or   (Commission file number)  (I.R.S. Employer Identification
          Organization)                                                    No.)

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                              7 Campus Drive
                       Parsippany, New Jersey 07054
                              (973) 682-5000
       (Address, including zip code, and telephone number, including area code, of Registrants' principal executive offices)

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Item 7.  Financial Statements and Exhibits.

      On January 15, 1998, Nabisco, Inc. agreed to sell an aggregate of $1,000,000,000 principal amount of notes. The exhibits filed herewith relate to the issuance and sale of such notes.

Exhibits

 (1) Form of Third Supplemental Indenture between the Company and Citibank, N.A., as trustee, supplemental to the Indenture dated as of June 5, 1995 between the Company and Citibank, N.A., as trustee.

 (2) Form of Opinion of Skadden, Arps, Slate, Meagher & Flom, special tax counsel to the Company.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       NABISCO, INC.
                                       (Registrant)


                                       By: /s/ James A. Kirkman III
                                          ------------------------------------
                                           James A. Kirkman III
                                           Executive Vice President, General
                                           Counsel and Secretary


Date: January 22, 1998